COMMITMENTS AND CONTINGENCIES	6 Months Ended
Sep. 30, 2025
COMMITMENTS AND CONTINGENCIES [Abstract]
COMMITMENTS AND CONTINGENCIES
13.	COMMITMENTS AND CONTINGENCIES
From time to time, the Group may be a party to various legal actions arising in the ordinary course of business. Litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm business. The Group accrues costs associated with these matters when they become probable and the amount can be reasonably estimated. Legal costs incurred in connection with loss contingencies are expensed as incurred.
On May 7, 2024, WSI obtained a bank overdrafts limit of approximately $2.6 million (equivalent to HK$20.0 million) from a financial institution in Hong Kong. When WSI utilizes the bank overdraft, interest will be charged at the bank’s best lending rate plus 2.5% per annum. As of September 30, 2025 and March 31, 2025, the Company utilized $1.6 million and nil bank overdraft limit, respectively.
For the six months ended September 30, 2025 and 2024, except for the matters mentioned above, the Group is not aware of any material legal claims or litigation that, individually or in the aggregate, could have a material adverse impact on the Group’s unaudited condensed consolidated financial position, results of operations, and cash flows.